This is filed pursuant to Rule 497(e).

AllianceBernstein Blended Style Series, Inc.
Files Nos. 333-87002 and 811-21081.

AllianceBernstein Exchange Reserves
File Nos. 33-74230 and 811-08294.

AllianceBernstein Greater China '97 Fund, Inc.
File Nos. 333-26229 and 811-08201.

AllianceBernstein International Growth Fund, Inc.
File Nos. 33-76598 and 811-08426.

AllianceBernstein International Research Growth Fund, Inc.
File Nos. 333-41375 and 811-08527.

The AllianceBernstein Portfolios
File Nos. 33-12988 and 811-05088.

[LOGO] AllianceBernstein(R)
       Investment Research and Management


                                          ALLIANCEBERNSTEIN BLENDED STYLE SERIES
                                             ALLIANCEBERNSTEIN EXCHANGE RESERVES
                                        ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
                                    ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUNDS
                                             ALLIANCEBERNSTEIN WEALTH STRATEGIES
--------------------------------------------------------------------------------

                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 AUGUST 10, 2005

On August 4, 2005, the Boards of Directors/Trustees ("Boards") of the AllianceBernstein Mutual Funds listed above (the "Funds") approved calling a meeting of shareholders for the election of directors/trustees. The Boards also approved proposed changes to the charters and fundamental investment policies of each Fund. These proposed changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds. Under Maryland law, the changes to the charters require shareholder approval. The changes to the investment policies that are fundamental policies require shareholder approval under the Investment Company Act of 1940 (the "1940 Act").

The Boards also approved, subject to shareholder approval, the reclassification of the investment objective for each Fund (other than AllianceBernstein International Growth Funds and AllianceBernstein Wealth Strategies) as non-fundamental. If these changes are approved by the shareholders, each Fund's Board will be able to approve changes to the Fund's investment objective without shareholder approval, although shareholders would be provided at least 30 days' advance notice of any such change.

To supplement the proposed changes discussed above, the Boards also approved changes to certain non-fundamental policies for the Funds. These changes, which do not require a shareholder vote, are intended to update and modernize these policies. In addition, the Board of Directors for AllianceBernstein International Growth Fund has approved a technical change to the Fund's non-fundamental investment objective from "long-term capital appreciation" to "long-term growth of capital," which is intended to standardize the Fund's investment objective with respect to other similarly managed Funds.

None of the proposed changes described above is expected to cause any significant changes in the management of the Funds.

Each Fund's shareholders of record on August 24, 2005, will receive a proxy statement asking them to vote on the election of directors/trustees and the proposals approved by the Boards that require shareholder approval at a meeting of shareholders presently scheduled for November 15, 2005. The proxy statement will contain an explanation of the proposals and information about how shareholders may vote their shares of the Funds.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.
--------------------------

This Supplement should be read in conjunction with the Prospectuses for the Funds.

AllianceBernstein Blended Style Series: The Prospectus dated February 1, 2005 (as amended May 23, 2005), offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated March 1, 2005 (as amended May 23, 2005), offering Class A, Class R, Class K and Class I shares of the U.S. Large Cap Portfolio.

AllianceBernstein Exchange Reserves: The Prospectus dated February 1, 2005, offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated April 25, 2005, offering Class A, Class R, Class K and Class I shares.

AllianceBernstein Greater China '97 Fund: The Prospectus dated November 1, 2004, offering Class A, Class B, Class C and Advisor Class shares.

AllianceBernstein International Growth Funds: The Prospectus dated November 1, 2004 (as amended May 16, 2005), offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund.

AllianceBernstein Wealth Strategies: The Prospectus dated December 31, 2004 (as amended May 23, 2005), offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy of The AllianceBernstein Portfolios and the Prospectus dated March 1, 2005 (as amended May 23, 2005), offering Class A, Class R, Class K and Class I shares of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy of The AllianceBernstein Portfolios.

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(R)  This mark is used under license from the owner, Alliance Capital Management
     L.P.


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